UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2008 (July 17, 2008)

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6915
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 17, 2008, Holly Corporation (“Holly”) and Holly Energy Partners, L.P. (the “Partnership”) issued a joint press release announcing UNEV Pipeline, LLC’s acquisition of Musket Corporation’s terminal and rail facilities located near Cedar City, Utah. UNEV Pipeline, LLC is a limited liability company whose members are Holly UNEV Pipeline Company, a subsidiary of Holly and Sinclair Transportation Company. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
     In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless Holly specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, Holly makes no admission as to the materiality of any information in this report, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
     The information contained in this report on Form 8-K, including the information contained in Exhibit 99.1, is intended to be considered in the context of Holly’s Securities and Exchange Commission (“SEC”) filings and other public announcements that Holly may make, by press release or otherwise from time to time. Holly disclaims any current intention to revise or update the information contained in this report, including the information contained in Exhibit 99.1, although Holly may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1 —	Joint Press Release of Holly and the Partnership issued July 17, 2008 announcing UNEV Pipeline, LLC’s acquisition of Musket Corporation’s terminal and rail facilities located near Cedar City, Utah.*

*	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Date: July 18, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1 —	Joint Press Release of Holly and the Partnership issued July 17, 2008 announcing UNEV Pipeline, LLC’s acquisition of Musket Corporation’s terminal and rail facilities located near Cedar City, Utah.*

*	Furnished herewith.